UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  March 28, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



            MINNESOTA                  0-16106                 41-1347235
  (State of other jurisdiction   (Commission File No.)       (IRS Employer
        of incorporation)                                Identification Number)


                      2950 NE 84TH LANE, BLAINE, MN      55449
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995

    (Former name, former address and former fiscal year, if changed since last report):  N/A


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On March 14, 2003, we completed the acquisition of certain assets of Computer System Products, Inc. (CSP). Pursuant to the terms of the Asset Purchase Agreement dated March 3, 2003, APA Acquisition, Inc., our wholly-owned subsidiary acquired certain assets and assumed certain related liabilities of CSP (mostly trade payables and equipment leases). The total purchase price consisted of:

          Cash  paid  at  closing:          $3,678,000

          Assumption  of  liabilities:      $  837,292

     The funds for the cash payment came from our cash on hand.

     In addition, we issued warrants for purchase of 350,000 shares of our common stock to the two principal owners of CSP in consideration of a covenant not to compete with us. The warrants are exercisable for 5 years, commencing April 1, 2003, at $3.00 per share, and allow for "cashless exercise" (i.e., without payment of cash, the holder may exercise the warrant for a number of shares equal to the aggregate market value of the shares purchasable under the warrant in excess of the aggregate exercise price for such shares, divided by the market value of one share). The market price of our common stock on the date of issuance of the warrants (March 14, 2003) was $1.37 per share.

     The acquired assets consist of equipment, inventory, contracts, and goodwill used in the production of standard and custom copper and fiber optic cable assemblies for service providers and original equipment manufacturers. We intend to use these assets in the same type of business. We have arrangements for use of certain CSP facilities and personnel on a temporary basis for a transition period which we estimate will last six months. In addition, we offered employment to 47 employees who were terminated by CSP.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     We have included as exhibits to this report on Form 8-K the principal acquisition documents.

     The most recent audited historical financial statements of CSP and pro forma financial statements which show the effect of the acquisition on our financial condition and results of operations as if the acquisition had occurred at the beginning of our most recent completed fiscal year will be filed by amendment to this report on Form 8-K not later than 60 days from the date of this report.


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ITEM  7.  EXHIBITS

Exhibit
   No.    Description
-------   -----------
2.1 Asset Purchase Agreement among APA Optics, Inc., APA Acquisition, Inc., Computer System Products, Inc., Peter Lee, and Duncan Lee. (1)
2.2       Form of Agreement Not to Compete between APA Optics, Inc. and Peter
          Lee. (2)
4.8       Warrant issued to Peter Lee. (2)

(1) Except for the Agreement Not to Compete and the Warrant (filed with this report as Exhibits 2.2 and 4.8, respectively), all exhibits and schedules have been omitted. Such exhibits and schedules, which are listed below, will be supplied supplementally to the Securities and Exchange Commission upon its request.

            Schedule 1     Excluded Assets
            Schedule 2.4   Assumed Liabilities
            Schedule 2.7   Proration of Expenses

            Exhibit B      Assumption Agreement
            Exhibit C      Duncan Lee Employment Agreement
            Exhibit D      IT Services Agreement
            Exhibit E      Sublease Agreement
            Exhibit F      Promissory Note
            Exhibit G      Guaranty
            Exhibit I      Bill of Sale

     Disclosure Letter (by Section Reference)

            3.2     No Contraventions/Required Consents
            3.4     Financial Statements
            3.9     Product Liability
            3.10    A/R Aging
            3.11    Adjustments to Inventory
            3.12    Liabilities
            3.13    Taxes
            3.14    Adverse Changes
            3.15    Benefit Plans
            3.16    Compliance with Legal Requirements Government Authorizations
            3.17    Proceedings
            3.18    Contracts, No Defaults
            3.19    Insurance
            3.22    IP
            3.25    Relationships with Related Persons


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(2)   The Agreement Not to Compete and the Warrant issued to Duncan Lee are identical to the documents filed as Exhibits 2.2 and 4.8, respectively, except that Duncan Lee's Agreement Not to Compete states that he may continue to own and oversee EPCO and Lee Communications, Inc. and their affiliates only if such activities do not interfere with the performance of his duties as an employee of APA Optics, Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 28, 2003               APA OPTICS, INC.



                                     By: /s/ Anil K. Jain
                                        -----------------
                                        Anil K. Jain, Chief Executive Officer
                                        Authorized Signatory


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